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                                                                    Exhibit 10.2

                          TRANSATLANTIC HOLDINGS, INC.
                            2003 STOCK INCENTIVE PLAN
                               RSU AWARD AGREEMENT

          This award agreement (this "Award Agreement") sets forth the terms and conditions of an award (this "Award") of restricted stock units ("RSUs") granted to you under the Transatlantic Holdings, Inc. ("TRH" or "Company") 2003 Stock Incentive Plan (the "Plan").

          1. The Plan. This Award is made pursuant to the Plan, the terms of which are incorporated in this Award Agreement. Capitalized terms used in this Award Agreement that are not defined in this Award Agreement, or in the attached Glossary of Terms, have the meanings as used or defined in the Plan.

          2. Award. The number of RSUs subject to this Award is set forth at the end of this Award Agreement. Each RSU constitutes an unfunded and unsecured promise of TRH to deliver (or cause to be delivered) to you, subject to the terms of this Award Agreement, one share of Common Stock (the "Share" or the "Shares" as the context requires) (or cash equal to the Fair Market Value thereof) on the Delivery Date as provided herein. Until such delivery, you have only the rights of a general unsecured creditor, and no rights as a shareholder, of TRH. THIS AWARD IS SUBJECT TO ALL TERMS, CONDITIONS AND PROVISIONS OF THE PLAN AND THIS AWARD AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE ARBITRATION AND CHOICE OF FORUM PROVISIONS SET FORTH IN PARAGRAPH 15.

          3. Vesting and Delivery.

          (a) Vesting. Except as provided in this Paragraph 3 and in Paragraphs 4 and 6, you shall become vested in the RSUs, and the Shares underlying the RSUs shall be delivered, on the fourth anniversary of the Date of Grant specified at the end of this Award Agreement (the "Vesting Date"). Unless the Committee determines otherwise, and except as provided in Paragraph 6, if your Employment terminates for any reason prior to the Vesting Date, your rights in respect of all of your RSUs shall terminate, and no Shares (or cash) shall be delivered in respect of such RSUs.

          (b) Delivery. Except as provided in this Paragraph 3 and in Paragraphs 4, 6, 8 and 9, the Shares underlying the RSUs shall be delivered on the Delivery Date. The Company may, at its option, deliver cash in lieu of all or any portion of the Shares otherwise deliverable on the Delivery Date specified at the end of this Award Agreement. Such cash payment shall equal the product of the number of Shares to be delivered on the Delivery Date and the Fair Market Value of one Share of Common Stock on the Delivery Date. You shall be deemed the beneficial owner of the Shares at the close of business on the Delivery Date and shall be entitled to any dividend or distribution that has not already been made with respect to such Shares if the record date for such dividend or distribution is after the close of business on the Delivery Date. Notwithstanding the foregoing, if the Delivery Date occurs at a time when you are considered by TRH to be one of its "covered employees" within the meaning of Section 162(m) of the Code, then, unless the Committee determines otherwise, delivery of the Shares (or cash) automatically shall be deferred until after you have ceased to be such a covered employee.




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          (c) Death. Notwithstanding any other provision of this Award
Agreement, if you die prior to the Delivery Date, and provided your rights in respect of your RSUs have not previously terminated, the Shares (or cash in lieu of all or any part thereof) corresponding to your outstanding RSUs shall be delivered to the representative of your estate as soon as practicable after the date of death and after such documentation as may be requested by the Committee is provided to the Committee.

          4. Termination of RSUs and Non-Delivery of Shares.

          (a) Unless the Committee determines otherwise, and except as provided in Paragraphs 3(c) and 6, your rights in respect of your outstanding RSUs shall immediately terminate, and no Shares (or cash) shall be delivered in respect of such unvested RSUs, if at any time prior to the Vesting Date your Employment with the Company terminates for any reason, or you are otherwise no longer actively Employed by the Company.

          (b) Unless the Committee determines otherwise, and except as provided in Paragraph 6, your rights in respect of all of your RSUs (whether or not vested) shall immediately terminate, and no Shares (or cash) shall be delivered in respect of such RSUs, if at any time prior to the Delivery Date:

          (i) you attempt to have any dispute under this Award Agreement or the Plan resolved in any manner that is not provided for by Paragraph 15; or

          (ii) any event that constitutes Cause has occurred; or

          (iii) you in any manner, directly or indirectly, (A) Solicit any Client to transact business with a Competitive Enterprise or to reduce or refrain from doing any business with the Company or (B) interfere with or damage (or attempt to interfere with or damage) any relationship between the Company and any such Client or (C) Solicit any person who is an employee of the Company to resign from the Company or to apply for or accept employment with any Competitive Enterprise; or

          (iv) you fail to certify to TRH, in accordance with procedures established by the Committee, with respect to the Delivery Date that you have complied, or the Committee determines that you have failed as of the Delivery Date to comply, with all of the terms and conditions of this Award Agreement. By accepting the delivery of Shares (or cash) under this Award Agreement, you shall be deemed to have represented and certified at such time that you have complied with all the terms and conditions of this Award Agreement.

          (c) Unless the Committee determines otherwise, if the Delivery Date in respect of any of your outstanding RSUs occurs, and Shares (or cash) with respect to such outstanding RSUs would be deliverable under the terms and conditions of this Award Agreement, except that you have not complied with the conditions or your obligations under Paragraph 4(b) (iv), all of your rights with respect to your outstanding RSUs shall terminate no later than the Delivery Date for such Shares.

          5. Repayment. If, following the delivery of Shares (or cash), the Committee determines that all terms and conditions of this Award Agreement in respect of such delivery were not satisfied, the Company shall be entitled to receive, and you shall be obligated to pay the Company immediately upon demand therefor, the Fair Market Value of the Shares (determined as of the Delivery
Date) and the amount of cash (to the extent that cash was delivered in lieu of Shares) delivered with respect to the Delivery Date, without reduction for any Shares (or cash) applied to satisfy withholding tax or other obligations in respect of such Shares (or cash).




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          6. Disability and Retirement.

          (a) Notwithstanding any other provision of this Award Agreement, but subject to Paragraph 6(b), if your Employment with the Company is terminated by reason of Disability or Retirement, the condition set forth in Paragraph 4(a) shall be waived with respect to your then outstanding unvested RSUs (as a result of which any such then unvested outstanding RSUs shall vest), but all other conditions of this Award Agreement shall continue to apply.

          (b) Without limiting the application of Paragraph 4(b) or Paragraph 4(c), your rights in respect of any outstanding RSUs that become vested solely by reason of Paragraph 6(a) immediately shall terminate, and no Shares (or cash) shall be delivered in respect of such outstanding RSUs if, following the termination of your Employment with the Company by reason of Disability or Retirement and prior to the Delivery Date, you (i) form, or acquire a 5% or greater equity ownership, voting or profit participation interest in, any Competitive Enterprise or (ii) associate in any capacity (including, but not limited to, association as an officer, employee, partner, director, consultant, agent or advisor) with any Competitive Enterprise.

          7. Non-transferability. Except as otherwise may be provided by the Committee, the limitations set forth in Section 3.4 of the Plan shall apply. Any assignment in violation of the provisions of this Paragraph 7 shall be null and void.

          8. Withholding, Consents and Legends.

          (a) The delivery of Shares is conditioned on your satisfaction of any applicable withholding taxes (in accordance with Section 3.2 of the Plan).

          (b) Your rights in respect of your RSUs are conditioned on the receipt to the full satisfaction of the Committee of any required consents (as defined in Section 3.3 of the Plan) that the Committee may determine to be necessary or advisable (including, without limitation, your consenting to deductions from your wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on your behalf to satisfy withholding and other tax obligations in connection with this Award).

          (c) The Company may affix to Certificates representing Shares issued pursuant to this Award Agreement any legend that the Committee determines to be necessary or advisable (including to reflect any restrictions to which you may be subject under a separate agreement with TRH). TRH may advise the transfer agent to place a stop transfer order against any legended Shares.

          9. Right of Offset. The Company shall have the right to offset against the obligation to deliver Shares (or cash) under this Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) you then owe to the Company and any amounts the Committee otherwise deems appropriate.

          10. No Rights to Continued Employment. Nothing in this Award Agreement or the Plan shall be construed as giving you any right to continued Employment by the Company or affect any right that the Company may have to terminate or alter the terms and conditions of your Employment.

          11. Successors and Assigns of TRH. The terms and conditions of this Award Agreement shall be binding upon, and shall inure to the benefit of, TRH and its successor entities (as defined in Section 3.5 of the Plan).




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          12. Committee Discretion. The Committee shall have full discretion with respect to any actions to be taken or determinations to be made in connection with this Award Agreement, and its determinations shall be final, binding and conclusive.

          13. Amendment. The Committee reserves the right at any time to amend the terms and conditions set forth in this Award Agreement, and the Board may amend the Plan in any respect; provided, that, notwithstanding the foregoing and Sections 1.3.1(i), 1.3.1 (ii) and 3.1 of the Plan, no such amendment shall materially adversely affect your rights and obligations under this Award Agreement without your consent, except that the Committee reserves the right to accelerate the delivery of the Shares and in its discretion provide that such Shares may not be transferable until the Delivery Date on which such Shares otherwise would have been delivered (and that in respect of such Shares you may remain subject to the repayment obligations of Paragraph 5 in the circumstances under which the Shares would not have been delivered pursuant to Paragraph 4 or Paragraph 6). Any amendment of this Award Agreement shall be in writing signed by an authorized member of the Committee or a person or persons designated by the Committee.

          14. Adjustment. In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or the Shares, subsequent to the date of the Date of Grant, the Committee or the Board shall make such equitable adjustments, designed to protect dilution or enlargement of rights, as it may deem appropriate, in the number and kind of Shares covered by the RSUs subject to this Award Agreement.

          15. Arbitration; Choice of Forum.

          (a) Any dispute, controversy or claim between the Company and you, arising out of or relating to or concerning the Plan or this Award Agreement, shall be finally settled by arbitration in New York City before, and in accordance with the rules then obtaining of, the New York Stock Exchange, Inc. (the "NYSE") or, if the NYSE declines to arbitrate the matter (or if the matter otherwise is not arbitrable by it), the American Arbitration Association (the "AAA") in accordance with the commercial arbitration rules of the AAA. Prior to arbitration, all claims maintained by you must first be submitted to the Committee in accordance with claims procedures determined by the Committee. This Paragraph is subject to the provisions of Paragraphs 15(b) and (c) below.

          (b) THE COMPANY AND YOU HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THE PLAN OR THIS AWARD AGREEMENT THAT IS NOT OTHERWISE ARBITRATED OR RESOLVED ACCORDING TO PARAGRAPH 15(a) OF THIS AWARD AGREEMENT. This includes any suit, action or proceeding to compel arbitration or to enforce an arbitration award. The Company and you acknowledge that the forum designated by this Paragraph 15(b) has a reasonable relation to the Plan, this Award Agreement, and to your relationship with the Company. Notwithstanding the foregoing, nothing herein shall preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Paragraph 15.




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          (c) The agreement by you and the Company as to forum is independent of the law that may be applied in the action, and you and the Company agree to such forum even if the forum may under applicable law choose to apply non-forum law. You and the Company hereby waive, to the fullest extent permitted by applicable law, any objection which you or the Company now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Paragraph 15(b). You and the Company undertake not to commence any action, suit or proceeding arising out of or relating to or concerning this Award Agreement in any forum other than a forum described in this Paragraph 15. You and (subject to the last sentence of Paragraph 15(b)) the Company agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon you and the Company.

          (d) You irrevocably appoint the Secretary of TRH as your agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning this Award Agreement which is not arbitrated pursuant to the provisions of Paragraph 15(a), who shall promptly advise you of any such service of process.

          (e) You hereby agree to keep confidential the existence of, and any information concerning, a dispute described in this Paragraph 15, except that you may disclose information concerning such dispute to the arbitrator or court that is considering such dispute or to your legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute).

          (f) You recognize and agree that prior to the grant of this Award you have no right to any benefits hereunder. Accordingly, in consideration of the receipt of this Award, you expressly waive any right to contest the amount of this Award, terms of this Award Agreement, any determination, action or omission hereunder or under the Plan by the Committee, TRH or the Board, or any amendment to the Plan or this Award Agreement (other than an amendment to which your consent is expressly required by Paragraph 13) and you expressly waive any claim related in any way to the Award including any claim based on any promissory estoppel or other theory in connection with this Award and your Employment with the Company.

          16. Governing Law. THIS AWARD SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          17. Headings. The headings in this Award Agreement are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.




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          IN WITNESS WHEREOF, TRANSATLANTIC HOLDINGS, INC. has caused this Award
Agreement to be duly executed and delivered as of the Date of Grant.

                                                TRANSATLANTIC HOLDINGS, INC.


                                                By:
                                                    ----------------------------


                                                By:
                                                    ----------------------------

Recipient:

Number of RSUs:

Date of Grant:

Delivery Date:

Receipt
Acknowledged:
              -------------------------------

Address:
        ------------------------------------
                       Street

        ------------------------------------
          City,        State        Zip Code

        ------------------------------------
         Social Security No./Local I.D. No.




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                                Glossary of Terms

Solely for purposes of this award of RSUs, the following terms shall have the meanings set forth below. Capitalized terms not defined in this Glossary of Terms shall have the meanings as used or defined in the applicable Award Agreement or the Plan.

          "Cause" means (i) your conviction, whether following trial or by plea of guilty or nolo contendere (or similar plea), in a criminal proceeding (A) on a misdemeanor charge involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting or extortion, or
(B) on a felony charge or (C) on an equivalent charge to those in clauses (A) and (B) in jurisdictions which do not use those designations; (ii) your engaging in any conduct which constitutes an employment disqualification under applicable law (including statutory disqualification as defined under the Exchange Act);
(iii) your failure to perform your duties to the Company; (iv) your violation of any securities or commodities laws, any rules or regulations issued pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which TRH or any of its subsidiaries or affiliates is a member; (v) your violation of any Company policy concerning hedging or confidential or proprietary information, or your material violation of any other Company policy as in effect from time to time; (vi) your engaging in any act or making any statement which impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company; or (vii) your engaging in any conduct detrimental to the Company. The determination as to whether "Cause" has occurred shall be made by the Committee in its sole discretion. The Committee shall also have the authority in its sole discretion to waive the consequences under the Plan or any Award Agreement of the existence or occurrence of any of the events, acts or omissions constituting "Cause."

          "Client" means any client or prospective client of the Company to whom you provided services, or for whom you transacted business, or whose identity became known to you in connection with your relationship with or Employment by the Company.

          "Competitive Enterprise" means a business enterprise that (i) engages in any activity, or (ii) owns or controls a significant interest in any entity that engages in any activity that, in either case, competes anywhere with any activity in which the Company is engaged. The activities covered by the previous sentence include, without limitation, all insurance and re-insurance and insurance and re-insurance-related activities, in the United States and abroad.

          "Delivery Date" means each date specified as the Delivery Date in the Award (or as soon as practicable, but in no case more than 10 days, thereafter).

          "Disability" means "permanent disability" as defined in the American International Group, Inc. Group Long - Term Insurance Policy (of which Transatlantic Employee's can participate) as in effect on the Date of Grant.

          "Retirement" means "normal retirement" as defined in the American International Group, Inc. Retirement Plan (of which Transatlantic Employee's can participate) as in effect on the Date of Grant.

          "Solicit" means any direct or indirect communication of any kind whatsoever, regardless of by whom initiated, inviting, advising, encouraging or requesting any person or entity, in any manner, to take or refrain from taking any action.